EXHIBIT 99.3

           Computational Materials prepared by Goldman, Sachs & Co.
               in connection with GSAA Home Equity Trust 2005-9,
                   Asset-Backed Certificates, Series 2005-9


Goldman Sachs                                   GSAA 05 09
==================================================================================================================================

-------------------------------------       -------------------------------------          -------------------------------------
Stats                                       RemTerm                      Percent           Combined LTV                Percent
-------------------------------------       -------------------------------------          -------------------------------------
Count:   507                                353.000                       1.20             0.001 - 50.000                3.17
Schedule Balance: $108,498,089.01           354.000                       3.41             50.001 - 60.000               3.03
AverageSched Bal: $214,000.18               355.000                       4.03             60.001 - 70.000               4.40
GrossWAC:  5.873                            356.000                       2.85             70.001 - 75.000               4.94
NetWAC: 5.542                               357.000                       5.56             75.001 - 80.000              12.43
OTERM: 360                                  358.000                      19.24             80.001 - 85.000               1.92
RTERM: 358                                  359.000                      54.32             85.001 - 90.000              13.49
ATERM: 357                                  360.000                       9.39             90.001 - 95.000              14.81
AGE: 2                                      -------------------------------------          95.001 - 100.000             41.80
First CAP: 5.88                             Total:                      100.00             -------------------------------------
Periodic CAP: 3.97                          -------------------------------------          Total:                      100.00
MAXRATE: 11.99                                                                             -------------------------------------
MINRATE: 2.58
MTR: 26.71                                  -------------------------------------
MARGIN: 2.52                                Am WAM                      Percent            -------------------------------------
OLTV: 77.20                                 -------------------------------------          FICO                        Percent
COLTV: 89.01                                0.000 - 59.999               84.69             -------------------------------------
FICO: 712.429                               300.000 - 359.999            14.22             580.000 - 599.999             0.16
-------------------------------------       360.000 >=                    1.09             620.000 - 639.999             2.27
                                            -------------------------------------          640.000 - 659.999             8.15
                                            Total:                      100.00             660.000 - 679.999            14.01
-------------------------------------       -------------------------------------          680.000 - 699.999            15.34
Current Rate                Percent                                                        700.000 - 719.999            17.94
-------------------------------------                                                      720.000 - 739.999            13.61
3.501 - 4.000                 0.28          -------------------------------------          740.000 - 759.999            12.94
4.501 - 5.000                 4.76          Age                         Percent            760.000 - 779.999             8.80
5.001 - 5.500                19.75          -------------------------------------          780.000 - 799.999             4.54
5.501 - 6.000                44.25          0                             9.39             800.000 - 819.999             2.23
6.001 - 6.500                22.81          1                            54.32             -------------------------------------
6.501 - 7.000                 6.70          2                            19.24             Total:                      100.00
7.001 - 7.500                 1.34          3                             5.56             -------------------------------------
7.501 - 8.000                 0.11          4                             2.85
-------------------------------------       5                             4.03
Total:                      100.00          6                             3.41             -------------------------------------
-------------------------------------       7                             1.20             PMI                         Percent
                                            -------------------------------------          -------------------------------------
                                            Total:                      100.00             CMAC                          0.18
-------------------------------------       -------------------------------------          GEMICO                        1.07
Scheduled Balance           Percent                                                        MORTGAGE GUARANTY INSURANCE   1.74
-------------------------------------                                                      OLTV <= 80 - NO MI           91.46
0.01 - 50,000.00              0.14          -------------------------------------          PMI MORTGAGE INSURANCE CO     2.27
50,000.01 - 100,000.00        2.66          States                      Percent            RADIAN                        1.64
100,000.01 - 150,000.00      11.99          -------------------------------------          REPUBLIC MORTGAGE INSUANCE C  0.70
150,000.01 - 200,000.00      18.19          CA                           40.82             TRIAD                         0.37
200,000.01 - 250,000.00      16.67          FL                            6.69             UGIC                          0.56
250,000.01 - 275,000.00       8.45          AZ                            5.39             -------------------------------------
275,000.01 - 350,000.00      30.94          OH                            4.68             Total:                      100.00
350,000.01 - 400,000.00       6.66          IL                            5.62             -------------------------------------
400,000.01 - 450,000.00       1.58          NV                            4.31
450,000.01 - 500,000.00       0.45          MD                            2.57
500,000.01 - 550,000.00       0.50          VA                            3.86             -------------------------------------
550,000.01 - 600,000.00       0.55          CO                            2.52             Occupancy Code              Percent
600,000.01 - 750,000.00       1.21          WA                            2.50             -------------------------------------
-------------------------------------       Other                        21.03             NON OWNER                    18.95
Total:                      100.00          -------------------------------------          OWNER OCCUPIED               78.50
-------------------------------------       Total:                      100.00             SECOND HOME                   2.55
                                            -------------------------------------          -------------------------------------
                                                                                           Total:                      100.00
-------------------------------------                                                      -------------------------------------
Original Term               Percent         -------------------------------------
-------------------------------------       Original LTV                Percent
360                         100.00          -------------------------------------          -------------------------------------
-------------------------------------       0.001 - 50.000                3.41             Property Type               Percent
Total:                      100.00          50.001 - 60.000               3.12             -------------------------------------
-------------------------------------       60.001 - 70.000               8.39             2-4 FAMILY                    8.56
                                            70.001 - 75.000               7.04             CONDO                        12.83
                                            75.001 - 80.000              69.50             CO-OP                         0.07
                                            80.001 - 85.000               1.03             PUD                          16.51
                                            85.001 - 90.000               5.68             SINGLE FAMILY                62.02
                                            90.001 - 95.000               1.83             -------------------------------------
                                            -------------------------------------          Total:                      100.00
                                            Total:                      100.00             -------------------------------------
                                            -------------------------------------










-------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an ofer to sell or the solicitation of any ofer to buy any security in any jurisdiction where such an ofer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein.
By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our afiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC")
and incorporated by reference into an efective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately ofered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the
SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs &
Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issue
===============================================================================
                              Jul 6, 2005 10:24                     Page 1 of 3




Goldman Sachs                                   GSAA 05 09
==================================================================================================================================


-------------------------------------       -------------------------------------       -------------------------------------
Purpose                     Percent         DTI                         Percent         Max Rate                     Percent
-------------------------------------       -------------------------------------       -------------------------------------
CASHOUT REFI                  17.69         <= 0.000                     14.13          8.501 - 9.000                 0.28
PURCHASE                      67.20         10.001 - 20.000               1.51          9.501 - 10.000                1.32
RATE/TERM REFI                15.11         20.001 - 30.000              11.56          10.001 - 10.500               5.44
-------------------------------------       30.001 - 40.000              43.18          10.501 - 11.000              11.09
Total:                       100.00         40.001 - 50.000              28.63          11.001 - 11.500              15.03
-------------------------------------       50.001 - 60.000               0.99          11.501 - 12.000              48.83
                                            -------------------------------------       12.001 - 12.500               8.49
                                            Total:                      100.00          12.501 - 13.000               3.13
-------------------------------------       -------------------------------------       13.001 - 13.500               0.77
Documentation Type           Percent                                                    13.501 - 14.000               0.11
-------------------------------------                                                   14.001 - 14.500               0.16
FULL/ALT DOC                  29.77         -------------------------------------       15.001 >=                     5.36
NO DOC/NINA/NO RATIO          14.13         Conforming                  Percent         -------------------------------------
STATED INCOME                 56.10         -------------------------------------       Total:                      100.00
-------------------------------------       CONFORMING                  100.00          -------------------------------------
Total:                       100.00         -------------------------------------
-------------------------------------       Total:                      100.00
                                            -------------------------------------       -------------------------------------
                                                                                        Floor Rate                   Percent
-------------------------------------       -------------------------------------       -------------------------------------
Interest Only                Percent        Arm Index                   Percent         1.501 - 2.000                 3.86
-------------------------------------       -------------------------------------       2.001 - 2.500                65.24
N                             15.31         1 MONTH LIBOR                23.25          2.501 - 3.000                18.07
Y                             84.69         1 YEAR CMT                    0.10          3.001 - 3.500                 7.22
-------------------------------------       1 YEAR LIBOR                 30.68          3.501 - 4.000                 4.22
Total:                       100.00         6 MONTH LIBOR                45.97          4.001 - 4.500                 0.83
-------------------------------------       -------------------------------------       5.501 - 6.000                 0.56
                                            Total:                      100.00          -------------------------------------
                                            -------------------------------------       Total:                      100.00
-------------------------------------                                                   -------------------------------------
Interest Only Term           Percent
-------------------------------------       -------------------------------------
0.000                         15.31         Margins                     Percent         -------------------------------------
24.000                         0.23         -------------------------------------       Number of Units              Percent
36.000                        13.55         1.501 - 2.000                 3.86          -------------------------------------
60.000                        19.10         2.001 - 2.500                68.56          1                            91.44
120.000                       51.81         2.501 - 3.000                17.11          2                             3.44
-------------------------------------       3.001 - 3.500                 6.98          3                             1.24
Total:                       100.00         3.501 - 4.000                 3.33          4                             3.89
-------------------------------------       4.001 - 4.500                 0.16          -------------------------------------
                                            -------------------------------------       Total:                      100.00
                                            Total:                      100.00          -------------------------------------
-------------------------------------       -------------------------------------
Silent                       Percent
-------------------------------------                                                   -------------------------------------
N                             35.14         -------------------------------------       Product Type                 Percent
Y                             64.86         First Adjustment Cap        Percent         -------------------------------------
-------------------------------------       -------------------------------------       1 MONTH ARM                  11.80
Total:                       100.00         1.000                         1.19          1 YEAR ARM                   11.45
-------------------------------------       2.000                        15.14          2 YEAR ARM                    9.10
                                            3.000                        15.60          3 YEAR ARM                   32.57
                                            4.000                         2.44          5 YEAR ARM                   19.77
-------------------------------------       5.000                        17.08          6 MONTH ARM                  15.31
Prepay Flag                  Percent        6.000                        28.06          -------------------------------------
-------------------------------------       12.000                       20.48          Total:                      100.00
N                             71.53         -------------------------------------       -------------------------------------
Y                             28.47         Total:                      100.00
-------------------------------------       -------------------------------------
Total:                       100.00                                                     -------------------------------------
-------------------------------------                                                   Self Employment Flag         Percent
                                            -------------------------------------       -------------------------------------
                                            Periodic Cap                Percent         N                            80.28
-------------------------------------       -------------------------------------       Y                            19.72
Prepay Term                  Percent        1.000                        28.96          -------------------------------------
-------------------------------------       1.500                         0.16          Total:                      100.00
0.000                         71.53         2.000                        45.04          -------------------------------------
6.000                          1.57         6.000                         5.36
12.000                         4.10         12.000                       20.48
24.000                         4.78         -------------------------------------
36.000                        16.64         Total:                      100.00
60.000                         1.38         -------------------------------------
-------------------------------------
Total:                       100.00
-------------------------------------


-------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an ofer to sell or the solicitation of any ofer to buy any security in any jurisdiction where such an ofer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein.
By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our afiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an efective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately ofered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issue
===============================================================================
                              Jul 6, 2005 10:25                     Page 2 of 3

Goldman Sachs                                   GSAA 05 09
==============================================================================


--------------------------------------------------------
Originator                                    Percent
--------------------------------------------------------
AMERICAN HOME EQUITY                            0.85
AMERICAN MORTGAGE NETWORK                       9.00
AMERICORP CREDIT CORPORATION                    0.64
CHOICE CAPITAL FUNDING                          0.73
CHRISTOPHER E HOBSON DBA FRANKLIN FINANCIAL     1.06
COUNTRYWIDE                                     9.03
CTX                                             0.93
FIRST MERIDIAN MORTGAGE                         0.39
FIRST NLC LLC                                   0.45
GMAC                                           10.83
GREENPOIN                                      31.94
HARBOURTON MORTGAGE INVESTMENT CORPORATION      0.30
KLEIN MORTGAGE                                  0.31
LOAN CENTER OF CALIFORNIA, INC.                 6.25
METROCITIES MORTGAGE, LLC                       0.65
MORTGAGEIT, INC.                                0.33
NATCITY                                         5.99
RESIDENTIAL MORTGAGE CAPITAL                    1.91
SCME                                            8.15
SEA BREEZE FINANCIAL SERVICES, INC.             4.25
SILVERGATE BANK                                 0.92
SOUTHSTAR FUNDING, LLC                          2.67
TAYLOR, BEAN                                    0.86
WINSTAR MORTGAGE                                1.55
--------------------------------------------------------
Total:                                        100.oo
--------------------------------------------------------



-------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an ofer to sell or the solicitation of any ofer to buy any security in any jurisdiction where such an ofer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein.
By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our afiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an efective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately ofered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issue
===============================================================================
                              Jul 6, 2005 10:25                     Page 3 of 3